                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                           CITGO Petroleum Corporation

OFFER TO EXCHANGE ITS 6% SENIOR NOTES DUE 2011, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING 6% SENIOR NOTES DUE 2011

      PURSUANT TO THE PROSPECTUS, DATED _____________, 2005

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________,
2005, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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       J.P. Morgan Trust Company, National Association, as Exchange Agent

                J.P. Morgan Trust Company, National Association
                          2001 Bryan Street, Floor 10
                                Dallas, TX 75201
                               Attn: Frank Ivins

                           Facsimile: (214) 468-6494
                      Confirm by Telephone: (214) 468-6464

Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

      The undersigned acknowledges that he or she has received the Prospectus, dated __________, 2005 (the "Prospectus"), of CITGO Petroleum Corporation, a company organized under the laws of Delaware (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $250,000,000 aggregate principal amount of the Company's 6% Senior Notes Due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 6% Senior Notes Due 2011 (the "Outstanding Notes"), which have not been so registered.

      For each Outstanding Note accepted for exchange, the registered holder of such Outstanding Note (collectively with all other registered holders of Outstanding Notes, the "Holders") will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from October 22, 2004. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

      This Letter of Transmittal is to be completed by a Holder of Outstanding Notes if either certificates for such Outstanding Notes are available to be forwarded herewith or tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes and that neither the Holder of such Outstanding Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

      The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Outstanding Notes Delivered."

THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF OUTSTANDING NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

      List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

                   DESCRIPTION OF OUTSTANDING NOTES DELIVERED

    Name(s) and Address
  of Registered Holder(s)        Certificate       Aggregate            Principal Amount
(Please fill-in, if blank)        Number(s)*    Principal Amount           Tendered**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                 Totals:
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

* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Outstanding Notes represented by the listed certificates. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________
Account Number __________________________  Transaction Code Number _____________

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder ______________________________________________________
Window Ticket Number (if any) __________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Institution Which Guaranteed Delivery __________________________________

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number ____________________      Transaction Code Number _______________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

Name __________________________

Address _______________________

          SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 3, 4 and 5)                                     (See Instructions 3 and 4)
To be completed ONLY if certificates for                       To be completed ONLY if certificates for Outstanding
Outstanding Notes not exchanged and/or Exchange                Notes not exchanged and/or Exchange Notes are to be
Notes are to be issued in the name of someone                  delivered to someone other than the person or persons
other than the person or persons whose signature(s)            whose signature(s) appear(s) on this Letter of
appear(s) on this Letter of Transmittal below or if            Transmittal below or to such person or persons at an
Outstanding Notes delivered by book-entry transfer             address other than shown in the box entitled
which are not accepted for exchange are to be                  "Description of Outstanding Notes
returned by credit to an account maintained at the             Delivered" on this Letter of Transmittal above.
Book-Entry Transfer Facility other than the account
indicated above.

Issue Exchange Notes and/or Outstanding Notes to:              Deliver Exchange Notes and/or Outstanding Notes to:

Name:______________________________________________            Name:________________________________________________
     (Please Type or Print)                                         (Please Type or Print)

Address:___________________________________________            Address:_____________________________________________
                                         (Zip Code)                                                       (Zip Code)

Taxpayer Identification No: ____________________________________________________

[ ] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

________________________________________________________________________________
        (Book-Entry Transfer Facility Account)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF IN EACH CASE PROPERLY COMPLETED AND EXECUTED OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
         (All Tendering Holders Must Complete This Letter of Transmittal
  And The Accompanying Substitute IRS Form W-9 or the applicable IRS Form W-8)

Dated: _____________________________, 2005

X______________________________________________________________

X______________________________________________________________
          Signature(s)

Area Code and Telephone Number:________________________________

If a holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:___________________________________________________________________________
              (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone:______________________________________________________________________

               SIGNATURE GUARANTEE (If required by Instruction 3)

      Signature(s) Guarantees by an Eligible Institution:_______________________
                                                        (Authorized Signature)

Title:__________________________________________________________________________

Name and Firm:__________________________________________________________________

Dated:________________________________________, 2005

                                  INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE THE 6% SENIOR NOTES DUE 2011 OF CITGO PETROLEUM CORPORATION, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF THE ISSUED AND OUTSTANDING 6% SENIOR NOTES DUE 2011 OF CITGO PETROLEUM CORPORATION.

1.    DELIVERY OF THIS LETTER AND OUTSTANDING NOTES; GUARANTEED DELIVERY
      PROCEDURES.

      This Letter of Transmittal is to be completed by Holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

      Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by mail, hand delivery, facsimile transmission or overnight courier), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

      The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

      See "The Exchange Offer" section of the Prospectus.

2.    PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
      TRANSFER).

      If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, NOTE POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES.

      If this Letter of Transmittal is signed by the Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

      When this Letter of Transmittal is signed by the Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate note powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate note powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON NOTE POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

      SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX

ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Outstanding not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.    TRANSFER TAXES.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

      Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

6.    WAIVER OF CONDITIONS.

      The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.    NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes , by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

      Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.    MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

      Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.    WITHDRAWAL OF TENDERS.

      Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes ), and (where certificates for Outstanding Notes have been transmitted) specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing Holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus at any time on or prior to the Expiration Date.

10.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

                            IMPORTANT TAX INFORMATION

      The following is a summary of the tax certification requirements for prospective U.S. Holders and Non-U.S. Holders (as those terms are defined in the Registration Statement). If a Holder satisfied the certification requirements described below for the Outstanding Notes, then no additional certification is required for the Exchange Notes. For a summary of the material United States federal income tax consequences of the acquisition, ownership and disposition of the Exchange Notes (including the requirements that must be met to avoid backup withholding and federal income tax withholding), Holders should refer to the "Summary of U.S. Federal Income Tax Considerations" section of the Registration Statement.

U.S. HOLDERS: PURPOSE OF SUBSTITUTE IRS FORM W-9

      To prevent backup withholding (currently at a rate of 28%) on any payments received in respect of the Exchange Notes, each prospective U.S. Holder should provide the Company, through the Exchange Agent, with either: (i) such prospective U.S. Holder's correct Taxpayer Identification Number ("TIN") by completing the attached Substitute Internal Revenue Service ("IRS") Form W-9, certifying that the TIN provided is correct (or that such prospective U.S. Holder is awaiting a TIN) and that (A) such prospective U.S. Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified such prospective U.S. Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption. Exempt prospective U.S. Holders (including among others, all corporations) should indicate their exempt status on the Substitute IRS Form W-9.

      If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute IRS Form W-9 for additional guidance regarding which number to report. If the Company is not provided with the correct taxpayer identification number, a prospective U.S. Holder may be subject to a $50 penalty imposed by the IRS.

NON U.S.-HOLDERS: PURPOSE OF PROVIDING THE APPLICABLE IRS FORM W-8

      To prevent the withholding of U.S. federal income tax at a 30% rate and backup withholding on any payments received in respect of the Exchange Notes, each prospective Non-U.S. Holder must certify, under penalties of perjury, to the Company, through the Exchange Agent, that such owner is a Non-U.S. Holder and must provide such owner's name, address and United States TIN, if any. A prospective Non-U.S. Holder may give the certification described above on IRS Form W-8BEN, which generally is effective for the remainder of the year of signature plus three full calendar years, unless a change in circumstances make any information on the form incorrect. Special rules apply to foreign partnerships. In general, the foreign partnership will be required to provide a properly executed IRS Form W-8IMY and attach thereto an appropriate certification from each partner. Finally, if a prospective Non-U.S. Holder is engaged in a U.S. trade or business, and if interest on an Exchange Note will be effectively connected with the conduct of such trade or business, the Non-U.S. Holder should provide a properly executed IRS Form W-8ECI. The Exchange Agent will provide a prospective Non-U.S. Holder with an IRS Form W-8 upon request.

                  TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                       PAYOR'S NAME: THE BANK OF NEW YORK

Substitute IRS Form W-9       Department of the    Payor's Request for Taxpayer
                              Treasury Internal    Identification Number ("TIN")
                              Revenue Service      and Certification
Name:____________________________________________________________________

Check appropriate box:         [ ]   Individual/Sole Proprietor
                               [ ]   Corporation
                               [ ]   Partnership
                               [ ]   Other : _____________________________

Check this box if you are exempt from withholding              [ ]

PART I--PLEASE PROVIDE YOUR TIN IN     TIN:______________________________
THE BOX AT RIGHT OR INDICATE THAT YOU            Social Security Number or
APPLIED FOR A TIN AND CERTIFY BY                 Employer Identification Number
SIGNING AND DATING BELOW.
                                                 TIN Applied for [ ]

PART II--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)   I am a U.S. person (including a U.S. resident alien).

      You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature:_____________________________  Date: _____________________, 2005

_______________________________________________________________________________

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) ON ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 1 OF SUBSTITUTE IRS FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% (or other rate as in effect from time to time) of all reportable payments made to me thereafter will be withheld until I provide a number.

_____________________________________     _________________________, 2005
      Signature                                  Date

_______________________________________________________________________________

NON U.S. HOLDERS: IN LIEU OF COMPLETING THE SUBSTITUTE IRS FORM W-9, EACH NON-U.S. HOLDER MUST SUBMIT THE APPLICABLE IRS FORM W-8 (SEE IMPORTANT TAX INFORMATION).

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE IRS FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

                                                                                               GIVE THE NAME AND
                                   GIVE THE NAME AND                                               EMPLOYER
                                    SOCIAL SECURITY                                             IDENTIFICATION
  FOR THIS TYPE OF ACCOUNT:          NUMBER OF --               FOR THIS TYPE OF ACCOUNT:       NUMBER OF --
------------------------------------------------------        ----------------------------------------------------
1.  Individual                 The individual                 6.  A valid trust, estate or   The legal entity (4)
2.  Two or more individuals    The actual owner of the            pension trust
    (joint account)            account or, if combined
                               funds, the first
                               individual on the
                               account (1)
3.  Custodian account of a     The minor (2)                  7.  Corporate                  The corporation
    minor (Uniform Gift to
    Minors Act)
4.  a. The usual revocable     The grantor-trustee (1)        8.  Association, club,         The organization
       savings trust                                              religious, charitable,
       (grantor is also                                           educational, or other
       trustee)                                                   tax-exempt organization
    b. So-called trust         The actual owner (1)           9.  Partnership                The partnership
       account that is not                                    10. A broker or registered     The broker or nominee
       a legal or valid                                           nominee
       trust under State law
5.  Sole proprietorship        The owner (3)                  11. Account with the           The public entity
                                                                  Department of
                                                                  Agriculture in the name
                                                                  of a public entity (such
                                                                  as a State or local
                                                                  government, school
                                                                  district, or prison)
                                                                  that receives
                                                                  agricultural program
                                                                  payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on all payments include the following:

- An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

-     The United States or any agency or instrumentality thereof.

- A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

-     An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding, including, among others:

-     A financial institution.

-     A corporation.

- A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

-     A real estate investment trust.

-     A common trust fund operated by a bank under section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

-     A foreign central bank of issue.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

-     A middleman known in the investment community as a nominee or custodian.

-     A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-     Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

- Payments of patronage dividends where the amount received is not paid in money.

-     Payments made by certain foreign organizations.

-     Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

-     Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-     Payments described in section 6049(b)(5) to nonresident aliens.

-     Payments on tax-free covenant bonds under section 1451.

-     Payments made by certain foreign organizations.'

-     Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute IRS Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF

THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

      Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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